OPPENHEIMER GLOBAL ALLOCATION FUND

Supplement dated April 8, 2013

to the Prospectus and Statement of Additional Information dated February 28, 2013

This supplement amends the prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”) of Oppenheimer Global Allocation Fund (the “Fund”), dated February 28, 2013, and is in addition to any other supplements.

The Prospectus is revised as follows:

1.     The section titled “Main Risks of Derivative Investments,” on page 4, is deleted in its entirety and replaced with the following:

Main Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, can increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

2.     The section titled “Portfolio Managers,” on page 7, is deleted in its entirety and replaced with the following:

Portfolio Managers. Mark Hamilton has been a portfolio manager of the Fund since April 2013. Benjamin Rockmuller, CFA, has been a portfolio manager of the Fund since February 2012 and a Vice President of the Fund since September 2010.

3.     The section titled “Portfolio Managers” on page 19 is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Mark Hamilton and Benjamin Rockmuller, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments.  Mr. Hamilton has been a portfolio manager of the Fund since April 2013.  Mr. Rockmuller has been a portfolio manager of the Fund since February 2012 and a Vice President of the Fund since September 2010.

            Mr. Hamilton has been Chief Investment Officer, Asset Allocation of the Sub-Adviser since April 2013 and a Senior Vice President of the Sub-Adviser since April 2013.  Mr. Hamilton served at AllianceBernstein L.P. from 1994 to 2013, as an Investment Director of Dynamic Asset Allocation from 2010 to 2013, Head of North American Blend Team from 2009 to 2010, and Senior Portfolio Manager of Blend Strategies from 2006 to 2010.

Mr. Rockmuller has been a Vice President of the Sub-Adviser since September 2010 and an Assistant Vice President of the Sub-Adviser from January 2010 to August 2010. Mr. Rockmuller was a Portfolio Manager of the Sub-Adviser since July 2010 and a Senior Analyst of the Sub-Adviser for the Global Debt Team from January 2010 to July 2010, an Intermediate Analyst of the Sub-Adviser for the Global Debt Team from January 2007 to January 2010, a Junior Analyst of the Sub-Adviser for the Global Debt Team from April 2004 to January 2007 and Junior Analyst of the Sub-Adviser for the High Yield Team from June 2003 to April 2004. Mr. Rockmuller holds the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The SAI is revised as follows:

1.   Arthur P. Steinmetz, George Evans and Krishna Memani are no longer Vice Presidents and Portfolio Managers of the Fund. All references to Messrs. Steinmetz, Evans and Memani are hereby removed.

2.   The section titled “Portfolio Managers,” on page 55 is deleted in its entirety and replaced with the following:

Portfolio Managers. The fund is managed by Mark Hamilton and Benjamin Rockmuller (referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. As of March 31, 2013, the Portfolio Managers did not manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates.

3. The section titled “Ownership of Fund Shares,” on page 56 is deleted in its entirety and replaced with the following:

•	Ownership of Fund Shares. As of March 31, 2013, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Mark Hamilton	$0
Benjamin H. Rockmuller	$50,001-$100,000

April 8, 2013                                                                                                                 PS0257.040